                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that we, the directors and officers of American Express Company do hereby constitute and appoint Richard Karl Goeltz, Stephen P. Norman and Louise M. Parent, and each of them severally, his or her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers of American Express Company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable in connection with the merger of Rockford Industries, Inc. into a subsidiary of the Company and the issuance of common shares of the Company pursuant to such merger to enable American Express Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, including without limitation the execution and filing of a Registration Statement with respect to the registration of common shares of the Company to be issued in connection with such merger, any and all amendments to such Registration Statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 23rd day of November, 1998.



                                    AMERICAN EXPRESS COMPANY


                                    By:  RICHARD KARL GOELTZ
                                       ----------------------------------------
                                    Richard Karl Goeltz
                                    Vice Chairman and Chief Financial Officer


     [CORPORATE SEAL]



     Attest:  STEPHEN P. NORMAN
            ----------------------
     Stephen P. Norman
     Secretary
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

  HARVEY GOLUB                                                 CHARLES W. DUNCAN, JR.
---------------------------------                            ---------------------------------
Harvey Golub                                                 Charles W. Duncan, Jr.
Chairman, Chief Executive                                    Director
  Officer and Director


  KENNETH I. CHENAULT                                          BEVERLY SILLS GREENOUGH
---------------------------------                            ---------------------------------
Kenneth I. Chenault                                          Beverly Sills Greenough
President, Chief Operating                                   Director
  Officer and Director


  RICHARD K. GOELTZ                                             F. ROSS JOHNSON
---------------------------------                            ---------------------------------
Richard K. Goeltz                                            F. Ross Johnson
Vice Chairman and                                            Director
  Chief Financial Officer


  DANIEL T. HENRY
---------------------------------                            ---------------------------------
Daniel T. Henry                                              Vernon E. Jordan, Jr.
Senior Vice President and                                    Director
  Comptroller


  DANIEL F. AKERSON                                            JAN LESCHLY
---------------------------------                            ---------------------------------
Daniel F. Akerson                                            Jan Leschly
Director                                                     Director


  ANNE L. ARMSTRONG                                            DREW LEWIS
---------------------------------                            ---------------------------------
Anne L. Armstrong                                            Drew Lewis
Director                                                     Director


  EDWIN I.  ARTZT                                              RICHARD A. MCGINN
---------------------------------                            ---------------------------------
Edwin L. Artzt                                               Richard A. McGinn
Director                                                     Director


WILLIAM G. BOWEN                                               FRANK P. POPOFF
---------------------------------                            ---------------------------------
William G. Bowen                                             Frank P. Popoff
Director                                                     Director